UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

*** IMPORTANT NOTICE ***

Regarding the Availability of Proxy Materials

Stockholder Meeting Information

BROADRIDGE FINANCIAL SOLUTIONS, INC.

[Graphic Appears Here]

BROADRIDGE FINANCIAL SOLUTIONS, INC.

C/O INVESTOR RELATIONS

1981 MARCUS AVENUE

LAKE SUCCESS, NY 11042

M17613—P84640

Meeting Type: Annual

For Holders as of: September 21, 2009

Date: November 18, 2009 Time: 10:00 AM Location: Meeting live via the Internet-please visit www.broadridge-ir.com.

Broadridge will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.broadridge-ir.com and be sure to have the 12-Digit Control Number to enter the meeting.

You are receiving this communication because you hold shares in Broadridge Financial Solutions, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at vote.proxyvote.com/br09 or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the

reverse side of this notice for instructions on how to obtain proxy materials and vote.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

2009 ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: vote.proxyvote.com/br09.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 4, 2009, to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

P84640 Vote By Internet Before the Meeting: To vote now by Internet, go to vote.proxyvote.com/br09. Have the 12-Digit Control Number available and follow the instructions.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M17614 Vote By Internet During the Meeting: On November 18, 2009, go to www.broadridge-ir.com. Have the 12-Digit Control Number available and follow the instructions.

Voting Items

The Board of Directors recommends a vote FOR the proposals regarding: (1) Election of nine nominees for membership on the Company's Board of Directors to serve until the Annual Meeting of Stockholders in the year 2010 and until their successors are duly elected and qualified

Nominees:

1a. Leslie A. Brun (2) Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal

1b. Richard J. Daly year ending June 30, 2010

(3) Approval of the Amendment of the Company's

1c. Robert N. Duelks

2007 Omnibus Award Plan

1d. Richard J. Haviland (4) At the discretion of the designated proxies named on the proxy card, on any other matter that may properly come before the 2009

1e. Alexandra Lebenthal Annual Meeting, and any adjournment or postponement thereof

1f. Stuart R. Levine

1g. Thomas J. Perna

1h. Alan J. Weber

P84640 1i. Arthur F. Weinbach— M17615